SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2004

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                                 (IRS EMPLOYER
                              IDENTIFICATION NO.)

                                 975 SPAULDING
                             GRAND RAPIDS, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49546
                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800


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Item 8.01   Other Events.

McKenzie Bay International, Ltd. (the "Company") issued a press release, dated December 21, 2004 entitled-"McKenzie Bay begins trading on OTCBB".
The press release is in its entirety below:

McKenzie Bay begins trading on OTCBB

Tuesday December 21, 3:58 pm ET

BRIGHTON, MI, Dec. 21 /PRNewswire-FirstCall/ - McKenzie Bay International Ltd. (OTCBB:MKBY - News) has been approved to begin trading on the Over The Counter Bulletin Board effective December 22, 2004 under the symbol "MKBY". The OTCBB is a regulated quotation service that displays real-time quotes, last-sale prices and volume information in OTC on fully reporting equity securities. Securities quoted on the OTCBB are required to report their current financial information to the SEC regulators in order to meet eligibility requirements. Additional information regarding trading on OTCBB is available at (www.otcbb.com).

McKenzie Bay subsidiary WindStor Power Co. is preparing to commercialize WindStor(SM), a wind powered distributed energy system that will be installed free to the customer at urban and off-grid sites. WindStor Power Co. will sell electricity at fixed, long-term, rates directly to urban energy consumers such as: schools, industrial, office, apartment and commercial buildings; and, off-grid users such as remote and island communities.

WindStor adds self-generated wind energy from its vertical axis wind turbine and electricity storage to the primary electricity source and selects the lowest cost electricity input for the system via a proprietary "WindStor System Integrator". Designed and configured to work with existing sources of electricity (the "grid", diesel, etc.), WindStor could simultaneously provide an uninterruptible, standby, power supply for the entire facility in the event of a grid failure at no additional cost.

    Contact:  Investor Relations - Richard Kaiser - 800-631-8127
	      (001-757-306-6090) McKenzie Bay International Ltd - info@mckenziebay.com

About McKenzie Bay International Ltd - (www.mckenziebay.com)

The Company has three wholly-owned operating subsidiaries: WindStor Power Co., owner and operator of WindStor that will sell electricity; DERMOND INC, supplying WindStor a patent pending vertical axis wind turbine; and, Lac Dore Mining Inc, a development stage mining and refining company that owns the Lac Dore Vanadium-Titanium deposit in Quebec, Canada and a proprietary recovery process "McKenzie Bay Process" to produce high-purity vanadium for new battery technologies.

This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as 'estimates,' 'anticipates,' 'plans,' 'believes,' 'projects,' 'expects,' 'intends,' 'predicts,' 'future,' 'may,' 'potential,' 'contemplates,' 'will,' 'should,' 'could,' 'would' or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. These differences may result from a variety of factors, including the following: lack of operating history; unavailability of future equity infusions and other financing alternatives; failure or delays in further developing proprietary processes or effectively commercializing such processes; dependence on the success of entering the energy production market; and concentration of ownership of the Company's common stock by directors and officers. These and other factors that may emerge could cause decisions to differ materially from current expectations. McKenzie Bay undertakes no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this information statement.

--------------------------------------------------------------------------------
Source: McKenzie Bay International Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.


Date:December 21, 2004

By: /s/ Gregory N. Bakeman
---------------------------
      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director